Intangible Assetss	6 Months Ended
Jun. 30, 2026
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

4.Intangible Assets

During May 2026, the Company acquired the internet domain name swarmer.com for use as its primary corporate domain for total consideration of $97,668, consisting of a purchase price of $72,000 and directly attributable acquisition costs of $25,668, including escrow and broker fees. The acquisition was accounted for as an asset acquisition, and the domain name was recognized as a separately acquired intangible asset in accordance with ASC 350. The Company has determined that the domain name has an indefinite useful life, as domain registrations are renewable indefinitely at nominal cost within the Company’s control and no legal, regulatory, contractual, competitive, or economic factors limit the period over which the domain is expected to contribute to the Company’s cash flows. Accordingly, the domain name is not amortized and is tested for impairment at least annually, and more frequently if events or changes in circumstances indicate that it is more likely than not that the asset is impaired. Periodic registration renewal fees are expensed as incurred. As of June 30, 2026, the carrying amount of the domain name was $0.1 million, and no impairment has been recognized.